         As filed with the Securities and Exchange Commission on March 24, 1999.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                        March 24, 1999 (March 10, 1999)



                          IRWIN NATURALS/4HEALTH, INC.
             (Exact name of registrant as specified in its charter)


         Utah                         0-18160            87-046822
(State of other jurisdiction       (Commission        (IRS Employer
  of incorporation)                File Number)       Identification No.)


                          10549 West Jefferson Blvd.,
                             Culver City, CA 90232
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


                                      N/A
         (Former name and former address, if changed since last report)

                          IRWIN NATURALS/4HEALTH, INC.
                          ----------------------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


                                                                Page No.
                                                                -------

Item 2.      Acquisition or Disposition of Assets.................  3

Item 7.      Financial Statements and Exhibits....................  4

Signature.........................................................  5

          Item 2.   Acquisition or Disposition of Assets

     On March 10, 1999, Irwin Naturals/4Health, Inc., a Utah corporation ("IN"), Inholtra Investment Holdings and Trading, N.V., a Netherlands Antilles corporation ("Holdings"), Inholtra, Inc., a Florida corporation ("Inc."), Inholtra Natural, Ltd., a Maine corporation ("INL"), and Vito V. Florio (together with Holdings, Inc. and INL, "Seller") entered into an Asset Purchase Agreement (the "Purchase Agreement"), providing for the sale (the "Sale") by Seller to IN of Seller's business of manufacturing, marketing, distributing and selling certain nutritional supplements and related products throughout the United States and in certain other countries (the "Business"), as a going concern, and, other than certain excluded assets, all of the assets and rights related thereto (the "Purchased Assets"). The Sale was consummated on March 10, 1999. The purchase price for the Purchased Assets was $13,250,000.00, of which $250,000.00 was paid to INL, on behalf of Seller, in cash as a non-refundable down payment, $3,000,000.00 was paid in cash to INL, on behalf of Seller, at the Closing, and the balance of which was paid by a promissory note of IN issued to INL, on behalf of Seller.

          A complete description of all of the terms and conditions of the Sale is set forth in the Purchase Agreement attached as Exhibit 10.1 hereto.

          Item 7.   Financial Statements and Exhibits.


          (a) Financial Statements of Businesses Acquired. The financial statements required pursuant to subsection (a) of Item 7 are not included in this initial report on Form 8-K and will be filed on or before May 24, 1999 by way of amendment to this Form 8-K.

          (b) Pro Forma Financial Information. The pro forma financial information required pursuant to subsection (b) of Item 7 is not included in this initial report on Form 8-K and will be filed on or before May 24, 1999 by way of amendment to this Form 8-K.

          (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 Asset Purchase Agreement dated March 10, 1999, between Irwin Naturals/4Health, Inc., and Inholtra Investment and Trading, N.V., Inholtra, Inc., Inholtra Natural, Ltd. and Vito V. Florio

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRWIN NATURALS/4HEALTH, INC.


Date: March 24, 1999                     By:/s/Klee Irwin
                                         ---------------------------------------
                                         Klee Irwin
                                         President

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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                          Page
Number                                 Description                              Number
---------  -------------------------------------------------------------------  ------
10.1       Asset Purchase Agreement dated March 10, 1999, between
           Irwin Naturals/4Health, Inc., and Inholtra Investment and Trading,
           N.V., Inholtra, Inc., Inholtra Natural, Ltd.  and Vito V. Florio
